Exhibit 99


WILLIAM M. CAMERON ("WMC")
LYNDA L. CAMERON ("LLC")
First Fidelity Bancorp, Inc. 59% voting control – OK 73-1176204
First Fidelity Bank, NA 100% - OK 73-1100200
FFB Investment, Inc. 100% - NV 88-0424888
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
First Fidelity Group, LLC 50% - OK 20-1805125
FFB Holdings, Inc. 100% - NV 88-0446560
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Financial Capital Corporation 50% - TX 74-2132317
First Financial Capital Corporation 50% - LA 74-2786672
American Financial Capital Corporation of New Mexico 50% - NM 85-0441565
First Financial Administrators, Inc. 50% - TX 76-0125853
First Financial Benefits, Inc. 25% - TX 74-2158453
Cameron Associates, Inc. 50% WMC; 50% LLC – OK Sole General Partner 73-1533495
Cameron Enterprises A Limited Partnership¹ (CELP) – OK 73-1267299
American Fidelity Corporation 94% - NV 73-0966202
American Fidelity General Agency, Inc. 100% - OK 73-1352431
American Fidelity Assurance Company (Insurance Company) 100% - OK 73-0714500 NAIC 60410
American Public Life Insurance Company (Insurance Company) 100% - OK 64-0349942 NAIC 60801
Ballet's, LLC 45% - OK 73-1529608
American Fidelity Securities, Inc. 100% - OK 73-0783902
First Financial Securities of America, Inc. 100% - TX 76-0055292
Hawaii Development, LLC 100% - OK None
North American Insurance Agency of Texas, Inc. 50% - TX 73-1385279
First Fidelity Bancorp, Inc. 38.5% voting control – OK 73-1176204
First Fidelity Bank, NA 100% - OK 73-1100200
First Fidelity Group, LLC 50% - OK 20-1805125
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
FFB Investment, Inc. 100% - NV 88-0424888
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
FFB Holdings, Inc. 100% - NV 88-0446560
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
First Financial Administrators, Inc. 50% - TX 76-0125853
American Financial Capital Corporation of New Mexico 50% - NM 85-0441565
First Financial Capital Corporation 50% - LA 74-2786672
First Financial Capital Corporation 50% - TX 74-2132317
First Financial Benefits, Inc. 25% - TX 74-2158453
William M. Cameron Trust B -2nd (see footnote #2)
William M. Cameron Trustee, Wm. M. Cameron Revocable Trust (see footnote #2)
North American Insurance Agency, Inc. See Page 3
Lynda L. Cameron Trust B -2nd (see footnote #3)
Lynda L. Cameron Trustee, Lynda L. Cameron Revocable Trust (see footnote #3)
North American Insurance Agency, Inc. See Page 3

[1] Limited Partners are: CWC 1980 Trusts, LBC 1980 Trusts, JCC 1980 Trusts, WMC/LLC Insurance Trusts, WMC/LLC Trust B – 2nd William M. Cameron, WMC 2004 Family Trusts, WMC Children Minors Trusts, Lynda L. Cameron, LLC 2005 Family Trusts

[2] The Wm. M. Cameron Trust B – 2nd and Wm. M. Cameron, Trustee of the Wm. M. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

[3] The Lynda L. Cameron Trust B – 2nd and Lynda L. Cameron, Trustee of the Lynda L. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

NOTE: Organizations that are corporations include one of the following: Corporation, Company or Inc.
Organizations that are limited liability companies include one of the following: LLC or LC

REVISED 2/10/09


WILLIAM M. CAMERON ("WMC")
LYNDA L. CAMERON ("LLC")
First Fidelity Bancorp, Inc. 59% voting control – OK 73-1176204
Cameron Hoops, LLC 75% - OK 20-5350757
First Fidelity Bank, NA 100% - OK 73-1100200
FFB Investment, Inc. 100% - NV 88-0424888
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
First Fidelity Group, LLC 50% - OK 20-1805125
FFB Holdings, Inc. 100% - NV 88-0446560
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
Cameron Associates, Inc. 50% WMC; 50% LLC – OK Sole General Partner 73-1533495
Cameron Enterprises A Limited Partnership[1] (CELP) – OK 73-1267299
American Fidelity Corporation 94% - NV 73-0966202
BTECH Warehouse, L.L.C. 100% - OK 73-1267299
Cameron Hoops, LLC 25% - OK 20-5350757
Cameron Arabian, Inc. 100% - OK 73-1315467
Cameron Equestrian Center, Inc. 100% - OK 73-1289535
First Fidelity Bancorp, Inc. 38.5% voting control – OK 73-1176204
First Fidelity Bank, NA 100% - OK 73-1100200
First Fidelity Group, LLC 50% - OK 20-1805125
First Fidelity Financial Services, Inc. 100% - OK 73-1585460
FFB Investment, Inc. 100% - NV 88-0424888
FFB Loan Investment Limited Partnership 99% - NV 88-0447502
FFB Holdings, Inc. 100% - NV 88-0445460
FFB Loan Investment Limited Partnership 1% - NV 88-0447502
Concourse C, Inc. 100% - OK 73-1575531
Home Rentals, Inc. 100% - OK 73-1304266
Market Place Realty Corp. 100% - OK 73-1160212
American Mortgage & Investment Co. 98.7% - OK 73-1232134
American Fidelity Property Company 100% - OK 73-1290496
Oklahoma City Angel Investment Group, LLC 100% - OK 73-1612531
Apple Creek Apartments, Inc. 100% - OK 73-1408485
AF Apartments, Inc. 100% - OK 73-1512985
Virgo Capital Partners OKC LLC 45% - OK 20-4056513
ASC Holding, LLC 75% - OK 73-1528120
Health Services Administration, LLC 100% - OK 20-1805275
First Fidelity Group, LLC 50% - OK 20-1805125
American Fidelity Community Services, Inc. 100% - OK 26-0381859
AF Professional Employment Group, LLC 100% - OK 26-2357874
American Fidelity International Holdings, Inc. 100% - OK 73-1421879
Enrollcom, Inc. 100% - OK 73-1575385
Best Education Solutions, Inc. 100% - OK 73-1583667
Concourse Three, Inc. 100% - OK 73-1583669
Western Partners, LLC 100% - OK 73-1544275
Brianwood Holdings, LLC 100% - OK None
Broadway Tech, LLC 100% - OK None
American Fidelity Property Services, LLC 100% - OK None
Estate Insurance Solutions, LLC 100% - OK 47-0888416
InvesTrust, NA 100% - OK 73-1546867
Asset Services Co. LLC 100% - OK 73-1547246
Oklahoma® Data Services, LLC 100% - OK 73-1590280
Alcott HR Group, LLC 75% - DE 26-1638437
American Fidelity Offshore Investments, Ltd. 100% - Bermuda Reg # EC20754
American Fidelity Int'l (Bermuda) Ltd. 100% - Bermuda Reg # 28402 NAIC 20400
Mari El Development Corp. Limited 50% - Cyprus Reg # 7035
American Fidelity (Cyprus), Ltd. 100% -Cyprus
American Fidelity (China), Ltd. 100% - Bermuda Reg # EC23647
Cameron International Ltd. 90% - Malaysia
Pacific World Holdings, Ltd 90.56% - Labuan
Trafalgar International Ltd. 100% - Thailand
Allied Benefits Holdings Ltd 100% - Hong Kong
ACR Holdings Ltd 50% - Labuan
Pacific World Risk Consultants (M) SDN BHD 100% - Malaysia
Pacific World Risk Managmt SDN BHD 100% - Malaysia
Pacific World Reins. Broker Ltd 100% - Labuan
Pacific World Ins Mgrs Ltd 100% - Labuan
PWG Sallmans Ltd 50% - Labuan
Allied Benefits SDN BHD 100% - Malaysia
Asia Century RE Ltd 50% - Labuan
PWG Resources Development SDN BHD 100% - Malaysia
Bain Dawes (Malaysia) 97.97% - Malaysia
Finite Benefits SDN BHD 100% - Malaysia
Inter-Pro Services SDN BHD 100% - Malaysia
PWG (Malaysia) SDN BHD 100% - Malaysia

[1]Limited Partners are: CWC 1980 Trusts, LBC 1980 Trusts, JCC 1980 Trusts, WMC/LLC Insurance Trusts, WMC/LLC Trust B – 2nd, William M. Cameron, WMC 2004 Family Trusts, WMC Children Minors Trusts, Lynda L. Cameron, LLC 2005 Family Trusts

[2] The Wm. M. Cameron Trust B – 2nd and Wm. M. Cameron, Trustee of the Wm. M. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

[3]The Lynda L. Cameron Trust B – 2nd and Lynda L. Cameron, Trustee of the Lynda L. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

NOTE: Organizations that are corporations include one of the following: Corporation, Company or Inc.
Organizations that are limited liability companies include one of the following: LLC or LC

REVISED 4/7/09


William M. Cameron Trust B -2nd (see footnote #2) 44.805%
William M. Cameron Trustee, Wm. M. Cameron Revocable Trust (see footnote #2) 4.99%
Lynda L. Cameron Trust B -2nd (see footnote #3) 44.805%
Lynda L. Cameron Trustee, Lynda L. Cameron Revocable Trust (see footnote #3) 4.99%
NORTH AMERICAN INSURANCE AGENCY, INC. (NAIA) OK - 73-0687265
Minard-Ames Insurance Services, LLC 60% - AZ
Claim Indemnity Services, LLC 80% - OK 20-1807468
Robert C. Bates, LLC 100% - OK 73-1575831
Towe, Hester & Erwin, LLC 52% - OK 73-1615119
Commercial Insurance Services, LLC 100% - OK 73-0687265
Contractor Insurance Services, Inc. 50% - OK 73-0687265
N.A.I.A. Ins. Agency, Inc. 100% - OK 73-1527682
North American Limited Agency, Inc. 100% - OK 73-1356772
North American Insur. Agency of Tulsa, Inc. 100% - OK 73-0778755
Agar Insurance Agency, Inc. 95.4% - OK 73-0675989
North American Ins. Agency of Colorado, Inc. 100% - CO 84-0599059
N.A.I.A. of Louisiana, Inc. 100% - LA 72-0761691
CTK North American, LLC 70% - OK 20-5708353
North American Insurance Agency of New Mexico, Inc. 100% - NM 85-0441542
North American Insur. Agency of Lawton, LLC 52% - OK 72-1544943
Ford, Hines, Klein & Watson Insurance Agency, LLC 51% - OK 73-1530521
Global Intermediaries Holdings, LLC 100% - OK 05-0618149
Global Intermediaries of Eugene, LLC 80% - OR 05-0618152
Global Intermediaries of St. Louis, LLC 70% - MO 20-3736622
Global Premium Finance, LLC 100% - OK 20-3956314
CIC Insurance Brokers, LLC 100% - OK 20-5708527

[1] Limited Partners are: CWC 1980 Trusts, LBC 1980 Trusts, JCC 1980 Trusts, WMC/LLC Insurance Trusts, WMC/LLC Trust B – 2nd William M. Cameron, WMC 2004 Family Trusts, WMC Children Minors Trusts, Lynda L. Cameron, LLC 2005 Family Trusts

[2] The Wm. M. Cameron Trust B – 2nd and Wm. M. Cameron, Trustee of the Wm. M. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

[3] The Lynda L. Cameron Trust B – 2nd and Lynda L. Cameron, Trustee of the Lynda L. Cameron Revocable Trust together own 44.8% of the non-voting common stock of North American Insurance Agency, Inc. (NAIA) and 5% of the voting common stock of NAIA, for a total of 49.8% of all of the issued and outstanding common stock of NAIA.

NOTE: Organizations that are corporations include one of the following: Corporation, Company or Inc.
Organizations that are limited liability companies include one of the following: LLC or LC

REVISED: 4/7/09